Exhibit 99.1

Energy Fuels Provides Update on Acquisition of Mesteña Uranium; Closing Expected On or Before June 16, 2016

LAKEWOOD, CO, June 13, 2016 /CNW/ - Energy Fuels Inc. (NYSE MKT: UUUU; TSX: EFR) ("Energy Fuels" or the "Company"), a leading producer of uranium in the United States, wishes to report that it currently expects to complete the acquisition of Mesteña Uranium, LLC ("Mesteña") on or before Thursday, June 16, 2016, subject only to final approval for the transfer of its Radioactive Materials License by the Texas Commission on Environmental Quality ("TCEQ"), which is expected sometime this week.  Mesteña is a privately-held in situ recovery ("ISR") uranium producer that owns the Alta Mesa ISR Project ("Alta Mesa"), a fully-licensed uranium project, currently on standby, located in South Texas.

As previously announced on March 7, 2016, the Company expects to issue 4,551,284 common shares of the Company to the current owners of Mesteña at closing.  Together with the Company's recently announced transaction that increased the Company's ownership in the Roca Honda Project to 100%, the Company expects to have a total of 57.7 million shares issued and outstanding upon completion of the acquisition of Mesteña.  It is expected that, if this transaction closes as contemplated this week, the shares issued for the acquisition of Mesteña will be available for consideration in the final rebalancing of the FTSE Russell 3000 Index this month.

Energy Fuels' acquisition of Mesteña is expected to further cement Energy Fuels' position as the dominant integrated uranium producer in the U.S., especially now that Cameco has announced that it is reducing production in the U.S.  Mesteña's Alta Mesa Project is a fully-permitted and constructed ISR operation and processing facility, with a well-established track record of lower cost uranium production, which will diversify Energy Fuels' operations into a third production center, along with the Nichols Ranch ISR Project (Wyoming) and the White Mesa Mill (Utah).  Alta Mesa is currently on standby and ready to resume production, as market conditions warrant, and it can reach commercial production levels with limited required capital within six months of a production decision.  Mesteña also controls a large land package totaling 195,501 contiguous acres, including 4,575-acres currently under a lease and mining permit and 190,926-acres under a lease-option and exploration/testing permit.  Mesteña also has extensive exploration results across the area that have identified significant uranium resources that Energy Fuels expects can be recovered at lower costs, as market conditions warrant.  Between Alta Mesa, Nichols Ranch, and the White Mesa Mill, Energy Fuels' licensed processing capacity will exceed 11.5 million pounds of uranium per year.

Stephen P. Antony, President and CEO of Energy Fuels stated:  "Energy Fuels looks forward to completing our acquisition of Mesteña and its lower-cost ISR uranium production which is economic at today's quoted term prices.  Although the long-term fundamentals for the uranium sector are as strong as ever, it is critical for us to lower all-in costs of production in today's weak uranium price environment.  In addition to other cost-cutting and cash conservation efforts we are actively pursuing, our acquisition of Mesteña is expected to move Energy Fuels down the cost curve which will allow us to increase production sooner and at lower uranium prices.

"I have had the pleasure of meeting with the Mesteña shareholders recently, and they have expressed their enthusiasm for closing this transaction and becoming shareholders in the Company.  We will be very excited to welcome them as shareholders on the expected completion of this acquisition, and to see the future development of the Alta Mesa project and other Mesteña assets."

About Energy Fuels:  Energy Fuels is a leading integrated US-based uranium mining company, supplying U3O8 to major nuclear utilities.  Energy Fuels operates two of America's key uranium production centers, the White Mesa Mill in Utah and the Nichols Ranch Processing Facility in Wyoming.  The White Mesa Mill is the only conventional uranium mill operating in the U.S. today and has a licensed capacity of over 8 million pounds of U3O8 per year.  The Nichols Ranch Processing Facility is an in situ recovery ("ISR") production center with a licensed capacity of 2 million pounds of U3O8 per year.  Energy Fuels also has the largest NI 43-101 compliant uranium resource portfolio in the U.S. among producers, and uranium mining projects located in a number of Western U.S. states, including one producing ISR project, mines on standby, and mineral properties in various stages of permitting and development.  The Company's common shares are listed on the NYSE MKT under the trading symbol "UUUU", and on the Toronto Stock Exchange under the trading symbol "EFR".

Cautionary Note Regarding Forward-Looking Statements:  Certain information contained in this news release, including any information relating to: the Company being a leading producer of uranium;the Company's expectations with regard to the date of and successful closing of the acquisition of Mesteña Uranium, LLC; the expected receipt, timing and substance of TCEQ approval; the Company's market capitalization and any impact on rebalancing of the FTSE Russell 3000 Index; the Company's expectations as to longer term fundamentals in the market; the Alta Mesa Project's costs, capital requirements, economics, and timing for restarting production; exploration potential; the Company's licensed production capacity; and any other statements regarding Energy Fuels' future expectations, beliefs, goals or prospects; constitute forward-looking information within the meaning of applicable securities legislation (collectively, "forward-looking statements").  All statements in this news release that are not statements of historical fact (including statements containing the words "expects", "does not expect", "plans", "anticipates", "does not anticipate", "believes", "intends", "estimates", "projects", "potential", "scheduled", "forecast", "budget" and similar expressions) should be considered forward-looking statements.  All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond Energy Fuels' ability to control or predict.  A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation factors relating to: any information relating to the Company being a leading producer of uranium;the Company's expectations with regard to the date of and successful closing of the acquisition of Mesteña Uranium, LLC; the expected receipt, timing and substance of TCEQ approval; the Company's market capitalization and any impact on rebalancing of the FTSE Russell 3000 Index; the Company's expectations as to longer term fundamentals in the market; the Alta Mesa Project's costs, capital requirements, economics, and timing for restarting production; exploration potential; the Company's licensed production capacity; and other risk factors as described in Energy Fuels' most recent annual report on Form 10-K and quarterly financial reports.  Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law.  Additional information identifying risks and uncertainties is contained in Energy Fuels' filings with the various securities commissions which are available online at www.sec.gov and www.sedar.com.  Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of the management of Energy Fuels relating to the future.  Readers are cautioned that such statements may not be appropriate for other purposes.  Readers are also cautioned not to place undue reliance on these forward-looking statements, that speak only as of the date hereof.

SOURCE Energy Fuels Inc.

%CIK: 0001385849

For further information: Investor Relations Inquiries: Energy Fuels Inc., Curtis Moore - VP - Marketing & Corporate Development, (303) 974-2140 or Toll free: (888) 864-2125, investorinfo@energyfuels.com, www.energyfuels.com

CO: Energy Fuels Inc.

CNW 09:00e 13-JUN-16